Exhibit 99.3

FOR IMMEDIATE RELEASE

Adeptus Health and Deerfield Collaborate on Comprehensive Financial Restructuring Plan

Financial Restructuring to Significantly Reduce Debt and Better Position Adeptus for Long-term Success

Receives Commitment of $45 Million in Debtor-in-Possession Financing

All Company-Owned and Joint Venture Freestanding Emergency Rooms Remain Open, Operating and Serving Patients as Normal

LEWISVILLE, Texas, April 19, 2017 — Adeptus Health Inc. (NYSE: ADPT), the largest operator of freestanding emergency rooms in the U.S., today announced that it has collaborated with Deerfield Management Company (“Deerfield”) and certain of its other creditors on the terms of a comprehensive financial restructuring plan that is expected to significantly reduce the outstanding debt under the Company’s existing credit facility and better position Adeptus for long-term success.

As expected, to implement the restructuring, Adeptus filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Chapter 11 Cases”), to pursue a plan of reorganization (“Chapter 11 Plan”). While Adeptus Health’s wholly-owned subsidiaries are included in the court-supervised restructuring process, the joint venture entities to which Adeptus is a party are not part of the court-supervised process. Through this restructuring, it is expected that ownership of the Company will transition to Deerfield. Deerfield is a 23-year-old firm focused on advancing healthcare care through investment, information and philanthropy with over $8 billion in assets, and has been a long-term investor in Adeptus.

Importantly, all of the Company’s owned and joint-venture freestanding emergency rooms are continuing to operate as normal. These facilities are open and are continuing to serve patients with the same high-quality care and medical attention for which they are known.

Adeptus has also received a commitment from Deerfield for $45 million in debtor-in-possession (DIP) financing, which is expected to support the Company’s operations during the court-supervised restructuring process. Upon completion of the restructuring, it is also expected that Deerfield will provide the Company with additional funding, operational support and healthcare expertise, ensuring that Adeptus continues to offer patients the highest-quality care, and support employees, affiliated physicians and partners.

“Our partnership with Deerfield and the actions we are taking today are intended to strengthen Adeptus and enable us to continue our mission of providing access to the highest-quality medical care to the communities we serve,” said Gregory W. Scott, Chairman and Interim Chief Executive Officer of Adeptus. “Over the last several years, Adeptus has invested significantly to expand our facility footprint and respond to the growing demand for high-quality emergency medical care. While these investments have increased patient access, the associated expenditures have strained the Company’s financial resources. We believe that our partnership with Deerfield and the associated court-supervised restructuring process is the best path forward for Adeptus. As a long-term investor in the Company, Deerfield understands our business well. Their desire to deepen their relationship and commitment to our business, employees and partners demonstrates that they share our confidence in Adeptus and in our future prospects.”

Jim Flynn, Managing Partner of Deerfield Management, said, “We are pleased to enter into this partnership with Adeptus. Adeptus Health’s network of freestanding emergency rooms, employees and partners provides an excellent foundation for efficiently delivered, high-quality emergency medical care. We look forward to working closely with the Adeptus team and the dedicated physicians and medical staff working in its facilities to ensure that the Company reaches its full potential. Deerfield is committed to support the Company with capital, healthcare expertise and operational support.”

Mr. Scott continued, “As always, our facilities are open 24-7, and we are continuing to offer rapid access to board-certified physicians on-site. Importantly, we expect to continue working with our vendors and supporting the medical staff in our facilities as normal throughout this process. We thank our incredible team members for their hard work and dedication to our patients.”

Adeptus has filed a number of customary motions seeking court authorization to continue to support its business operations during the court-supervised process, including uninterrupted payment of employee wages and benefits. The Company intends to pay vendors for goods and services provided after the filing date, April 19, 2017. The Company expects to receive court approval for these requests.

Additional information can be accessed by visiting Adeptus Health’s website at www.adhc.com/restructuring or calling Adeptus Health’s Restructuring Hotline, toll-free in the U.S., at (844) 469-3932. Court filings and other documents related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Epiq Systems, at http://dm.epiq11.com/ADPT.

Norton Rose Fulbright US LLP is serving as reorganization counsel to Adeptus, and FTI Consulting is serving as financial advisor.

About Adeptus Health Inc.

Adeptus Health (NYSE:ADPT) is a leading patient-centered healthcare organization expanding access to the highest quality emergency medical care through its network of freestanding emergency rooms and partnerships with premier healthcare providers. For more information, please visit www.adpt.com.

About Deerfield

Deerfield is an investment management firm committed to advancing healthcare through investment, information and philanthropy.

For more information, please visit www.deerfield.com.

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Any forward-looking statements herein are made as of the date of this filing, and the Company undertakes no duty to update or revise any such statements except as required by the federal securities laws. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) from time to time and which are accessible on the SEC’s website at www.sec.gov, including in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016. Among the factors that could cause future results to differ materially from those provided in this release are: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by its Chapter 11 Plan, (iii) the effects of the commencement of the Chapter 11 Cases on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Chapter 11 Plan, (vii) the potential adverse effects of the Chapter 11

Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the Chapter 11 Plan, (ix) the transactions contemplated by the DIP financing and the Chapter 11 Plan being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer, joint venture partner and/or vendor relationships that are essential to the Company’s operations, (xii) the Company’s ability to retain key executives and employees, and (xiii) the factors discussed in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016.

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for shares of the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by holders in the reorganization. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

Media Contacts:

Michael Freitag / Aaron Palash

Joele Frank, Wilkinson Brimmer Katcher

Tel: (212) 355-4449